Exhibit 99.1
Energy Recovery Announces Second Quarter 2022 Financial Results
and Commissioning of the First PX G1300™ for CO2 Refrigeration

SAN LEANDRO, Calif. - August 3, 2022 - Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the second quarter ended June 30, 2022.

Second Quarter Highlights:
•Revenue of $20.3 million, as guided in the first quarter. Full year revenue guidance of $130 million, or 25% year-on-year growth, reaffirmed within gross margin expectations guided last year.
•Loss from operations of $2.9 million and adjusted loss from operations(1) of $41 thousand driven by lower revenue during the quarter due to the expected timing of mega project shipments and one-time expenses of $1.3 million related to the cessation of the VorTeq™ commercialization efforts.
•Adjusted EBITDA(1) of $1.0 million.
•Net loss per share of $0.04, adjusted net income per share(1) of less than $0.01.
•Share repurchases of $18.6 million, or 1.0 million shares, pursuant to the Company’s March 2021 share buyback program. The program was completed on July 1, 2022.
•Cash and investments of $86.5 million, which include cash, cash equivalents, and short-term and long-term investments.
•IR Magazine awarded Energy Recovery as the winner of the “Best ESG Reporting (small to mid-cap company)” and “Best ESG Communications” for our 2020 ESG Report and proactive and transparent investor engagement on the topic.
•Our MSCI ESG rating was upgraded for the second year in a row to “AA” in April.

“Our desalination and industrial wastewater businesses remain on track for the year, and in fact we are seeing a long-awaited resurgence in OEM desalination sales. We expect significant increases in sales in the second half of fiscal 2022 to achieve our target revenue of $130 million for the year,” said Robert Mao, Chairman, President and Chief Executive Officer of Energy Recovery.

“In a key milestone for our CO2 business, we successfully commissioned our PX G1300 with our partner in a new supermarket in southern Europe in late June and are very encouraged by its strong initial performance. We also entered into a second joint-development agreement with a U.S. refrigeration rack manufacturer in early July and are continuing discussions with several others. This new partnership should lead to a second supermarket installation in the U.S. and is another important milestone as we prove the value of our PX technology to help the refrigeration industry transition to more climate-friendly, natural refrigerants.”

Financial Highlights
Second Quarter (Quarter to Date)

	GAAP			Non-GAAP(1)
	Q2 2022	Q2 2021	vs. Q2 2021	Q2 2022	Q2 2021	vs. Q2 2021
	(In millions except for percentages, basis points and per share amounts)
Revenue	$20.3	$20.6	down 2%	$20.3	$20.6	down 2%
Gross margin	65.9%	65.1%	up 75 bps	66.4%	65.6%	up 80 bps
Operating margin	(14.3%)	1.4%	down 1570 bps	(0.2%)	8.3%	down 853 bps
Net (loss) income	$(2.4)	$1.1	down 321%	$0.2	$1.8	down 88%
Net (loss) income per share	$(0.04)	$0.02	down 300%	$0.00	$0.03	down 100%
Effective tax rate	15.7%	(227.9%)		(215.4%)	(0.3%)
Adjusted EBITDA				$1.0	$2.7	down 64%
Free cash flow				$8.5	$9.7	down 12%

Fiscal Year (Year to Date)

	GAAP			Non-GAAP(1)
	2022	2021	2022 vs. 2021	2022	2021	2022 vs. 2021
	(In millions, except net income per share, percentages and basis points)
Revenue	$52.8	$49.5	up 7%	$52.8	$49.5	up 7%
Gross margin	68.9%	67.4%	up 155 bps	69.4%	67.8%	up 155 bps
Operating margin	10.1%	13.0%	down 292 bps	19.0%	19.7%	down 68 bps
Net income	$5.5	$7.9	down 30%	$9.3	$8.9	up 4%
Net income per share	$0.10	$0.13	down 23%	$0.16	$0.16	no change
Effective tax rate	0.1%	(21.1%)		14.6%	14.8%
Adjusted EBITDA				$12.1	$11.8	up 3%
Free cash flow				$4.9	$9.1	down 46%

(1)“Adjusted loss from operations,” “Adjusted net income per share,” “Free cash flow” and “Adjusted EBITDA” are non-GAAP financial measures. Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures.”

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expectations on full year revenue guidance, the resurgence of the OEM market, our expectation of significant increases in sales in the second half of fiscal 2022, our expectation of future PX G1300 supermarket installations, and the Company’s belief that our PX technology will help the refrigeration industry transition to more climate-friendly, natural refrigerants. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted income (loss) from operations, adjusted net income per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Second Quarter and Year to Date 2022 Financial Results
•Adjusted income (loss) from operations is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes share-based compensation, non-recurring costs, such as severance costs and accelerated depreciation.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as adjusted net income, which excludes share-based compensation, non-recurring costs, such as severance costs, accelerated depreciation and the applicable tax effect, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes depreciation, amortization, share-based compensation, non-recurring costs, such as severance costs.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

Conference Call to Discuss Second Quarter 2022 Financial Results
LIVE CONFERENCE CALL:
Wednesday, August 3, 2022, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: Saturday, September 3, 2022
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13731126

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet at:
ir.energyrecovery.com/websites/energyrecover/English/2200/calendar.html

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery creates technologies that solve complex challenges for industrial fluid-flow markets worldwide. Building on our pressure exchanger technology platform, we design and manufacture solutions that make industrial processes more efficient and sustainable. What began as a game-changing invention for desalination has grown into a global business accelerating the environmental sustainability of customers’ operations in multiple industries. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing, research and development facilities across California and Texas with sales and on-site technical support available globally. For more information, please visit www.energyrecovery.com.

Contact
Investor Relations
ir@energyrecovery.com
+1 (281) 962-8105

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2022	December 31, 2021
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$86,511	$107,988
Accounts receivable and contract assets	14,225	21,108
Inventories, net	28,235	20,383
Prepaid expenses and other assets	4,914	4,582
Property, equipment and operating leases	32,856	35,014
Goodwill and other intangible assets	12,822	12,827
Deferred tax assets and other assets	11,913	11,788
TOTAL ASSETS	$191,476	$213,690

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$12,199	$14,903
Contract liabilities	1,560	3,406
Lease liabilities	15,682	16,443
Other liabilities, non-current	174	159
Total liabilities	29,615	34,911

Stockholders’ equity	161,861	178,779
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$191,476	$213,690

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(In thousands, except per share data)
Revenue	$20,292	$20,607	$52,838	$49,547
Cost of revenue	6,920	7,181	16,418	16,162
Gross profit	13,372	13,426	36,420	33,385

Operating expenses
General and administrative	6,996	6,178	13,547	12,788
Sales and marketing	3,849	2,537	7,213	5,240
Research and development	5,431	4,424	10,342	8,926
Total operating expenses	16,276	13,139	31,102	26,954
Income (loss) from operations	(2,904)	287	5,318	6,431
Other income, net	106	39	223	121
Income (loss) before income taxes	(2,798)	326	5,541	6,552
Provision for (benefit from) income taxes	(439)	(743)	6	(1,383)
Net income (loss)	$(2,359)	$1,069	$5,535	$7,935

Net income (loss) per share
Basic	$(0.04)	$0.02	$0.10	$0.14
Diluted	$(0.04)	$0.02	$0.10	$0.13

Number of shares used in per share calculations
Basic	56,218	57,253	56,499	57,066
Diluted	56,218	58,999	57,858	58,822

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net income	$5,535	$7,935
Non-cash adjustments	7,542	4,921
Net cash (used in) provided by operating assets and liabilities	(5,598)	(1,315)
Net cash provided by operating activities	7,479	11,541

Cash flows from investing activities:
Net investment in marketable securities	(10,543)	2,827
Capital expenditures	(2,436)	(2,444)
Net cash (used in) provided by investing activities	(12,979)	383

Cash flows from financing activities:
Net proceeds from issuance of common stock	985	8,697
Repurchase of common stock	(26,623)	(11,554)
Net cash used in financing activities	(25,638)	(2,857)

Effect of exchange rate differences	4	(20)
Net change in cash, cash equivalents and restricted cash	$(31,134)	$9,047
Cash, cash equivalents and restricted cash, end of period	$43,327	$103,405

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	vs. 2021	2022	2021	vs. 2021
	(In thousands, except percentages)
Megaproject	$10,070	$13,275	down 24%	$33,910	$37,032	down 8%
Original equipment manufacturer	7,689	4,274	up 80%	12,360	7,065	up 75%
Aftermarket	2,533	3,058	down 17%	6,568	5,450	up 21%
Total Revenues	$20,292	$20,607	down 2%	$52,838	$49,547	up 7%

Segment Activity

	Three Months Ended June 30, 2022				Three Months Ended June 30, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$20,213	$79	$—	$20,292	$20,568	$39	$—	$20,607
Cost of revenue	6,920	—	—	6,920	7,181	—	—	7,181
Gross profit	13,293	79	—	13,372	13,387	39	—	13,426

Operating expenses
General and administrative	1,534	1,354	4,108	6,996	1,779	1,315	3,084	6,178
Sales and marketing	2,654	633	562	3,849	2,121	229	187	2,537
Research and development	1,143	4,288	—	5,431	595	3,829	—	4,424
Total operating expenses	5,331	6,275	4,670	16,276	4,495	5,373	3,271	13,139
Operating income (loss)	$7,962	$(6,196)	$(4,670)	$(2,904)	$8,892	$(5,334)	$(3,271)	$287

	Six Months Ended June 30, 2022				Six Months Ended June 30, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$52,729	$109	$—	$52,838	$49,508	$39	$—	$49,547
Cost of revenue	16,400	18	—	16,418	16,162	—	—	16,162
Gross profit	36,329	91	—	36,420	33,346	39	—	33,385

Operating expenses
General and administrative	2,998	2,262	8,287	13,547	3,340	2,481	6,967	12,788
Sales and marketing	4,955	1,160	1,098	7,213	4,285	408	547	5,240
Research and development	1,943	8,399	—	10,342	1,096	7,830	—	8,926
Total operating expenses	9,896	11,821	9,385	31,102	8,721	10,719	7,514	26,954
Operating income (loss)	$26,433	$(11,730)	$(9,385)	$5,318	$24,625	$(10,680)	$(7,514)	$6,431

Share-based Compensation

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$100	$90	$246	$228
General and administrative	1,024	711	1,992	1,607
Sales and marketing	373	333	806	777
Research and development	227	295	562	731
Total stock-based compensation expense	$1,724	$1,429	$3,606	$3,343

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q2'2022	Q2'2021	2022	2021
	(In millions, except shares, per share and percentages)
Gross margin	65.9%	65.1%	68.9%	67.4%
Share-based compensation as a percent of revenue	0.5%	0.5%	0.5%	0.5%
Adjusted gross margin	66.4%	65.6%	69.4%	67.8%

Income (loss) from operations	$(2.9)	$0.3	$5.3	$6.4
Share-based compensation	1.7	1.4	3.6	3.3
Severance	0.3	—	0.3	—
Accelerated depreciation	0.9	—	0.9	—
Adjusted income (loss) from operations	$—	$1.7	$10.1	$9.8

Operating margin	(14.3%)	1.4%	25.3%	21.2%
Share-based compensation as a percent of revenue	14.1%	6.9%	9.0%	6.8%
Adjusted operating margin	(0.2%)	8.3%	19.0%	19.7%

Net income (loss)	$(2.4)	$1.1	$5.5	$7.9
Share-based compensation	1.7	1.4	3.6	3.3
Severance	0.3	—	0.3	—
Accelerated depreciation	0.8	—	0.7	—
Share-based compensation discrete tax item	(0.2)	(0.7)	(0.8)	(2.4)
Adjusted net income	$0.2	$1.8	$9.3	$8.9

Net income (loss) per share	$(0.04)	$0.02	$0.10	$0.13
Adjustments to net income (loss) per share (2)	0.04	0.01	0.06	0.03
Adjusted net income per share	$—	$0.03	$0.16	$0.16
Diluted shares used in calculating adjusted net income per diluted share (in thousands)	56,218	57,253	56,499	57,066

Effective tax rate	15.7%	(227.9%)	0.1%	(21.1%)
Adjustments to effective tax rate (3)	(231.1%)	227.6%	9.4%	31.0%
Adjusted effective tax rate	(215.4%)	(0.3%)	9.5%	9.9%

Income (loss) from operations	$(2.9)	$0.3	$5.3	$6.4
Share-based compensation	1.7	1.4	3.6	3.3
Severance	0.3	—	0.3	—
Depreciation and amortization	1.9	1.0	2.9	2.0
Adjusted EBITDA	$1.0	$2.7	$12.1	$11.8

Free cash flow
Net cash provided by operating activities	$9.1	$11.5	$7.5	$11.5
Capital expenditures	(0.6)	(1.8)	(2.6)	(2.4)
Free cash flow (non-GAAP)	$8.5	$9.7	$4.9	$9.1

(1)Amounts may not total due to rounding.
(2)Adjustments to net income (loss) per share reflects the adjustments for share-based compensation, share-based compensation discrete tax item, and severance costs and accelerated depreciation, net of taxes, on a per share basis.
(3)Adjustments to effective tax rate reflects adjustments for share-based compensation, share-based compensation discrete tax item, severance costs and accelerated depreciation.